Exhibit 10.6

THIRD AMENDMENT
TO THE
PNM RESOURCES, INC.
NON-UNION SEVERANCE PAY PLAN

Effective January 1, 2002, Public Service Company of New Mexico ("PNM") adopted the Public Service Company of New Mexico Benefits My Way Plan (the "BMW Plan").
Effective November 27, 2002, sponsorship of the BMW Plan was transferred from PNM to PNM
Resources, Inc. (the "Company") and the BMW Plan was renamed the "PNM Resources, Inc.
Benefits My Way Plan." The BMW Plan consisted of a number of component programs including Program 12, Non-Union Severance Pay Program (the "Non-Union Severance
Program"). Effective as of January 1, 2004, the Company amended and restated the BMW Plan to divide it into a number of separate plans that replaced several of the component programs in effect on December 31, 2003. As part of the amendment and restatement, the PNM Resources,
Inc. Non-Union Severance Pay Plan (the "Plan") was created as a successor plan to the Non-
Union Severance Program, effective as of January 1, 2004. The Plan was most recently amended and restated effective August 1, 2007. By this instrument, the Company now desires to amend the Plan as set forth below.

1.	Except as otherwise provided, this Third Amendment shall be effective as of
January 3, 2015.

2.	Section 2.1(o) (Definitions "Management Group") is hereby amended and restated to read as follows:

(o) "Management Group" means any Participant who
is in salary grade G04 through G01 at the time of Impaction.

3.	This Third Amendment amends only the provisions of the Plan as noted above, and those provisions not expressly amended shall be considered in full force and effect.

Exhibit 10.6

Notwithstanding the foregoing, this Third Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions and intent of this Third
Amendment.
IN WITNESS WHEREOF, the Company has caused this Third Amendment to be executed as of this 11th day of November, 2015.
PNM RESOURCES, INC.
By: /s/ Patrick V. Apodaca
Its: Sr VP, General Counsel and Corporate
Secretary

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